UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	August 29, 2003

(Date of earliest event reported)

TechTeam Global, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27335 West 11 Mile Road	48034
Southfield, Michigan

(Address of principal executive offices)	(Zip Code)

(248) 357-2866

(Registrant’s telephone number, including area code)

SIGNATURE
EXHIBIT INDEX
Corporate Presentation

Item 5. Other Events and Regulation FD Disclosure.

     On August 29, 2003, TechTeam Global, Inc. posted a corporate presentation to its website, www.techteam.com.

     A copy of the corporate presentation is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99	Corporate Presentation posted to www.techteam.com, dated August 29, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

	By	/s/ Michael A. Sosin

Michael A. Sosin Secretary

Date: August 29, 2003

EXHIBIT INDEX

Exhibit No.	Description

99	Corporate Presentation posted to www.techteam.com, dated August 29, 2003

E-1